                FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED
                          NOTE AGREEMENT AND CONSENT

              THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED NOTE AGREEMENT AND CONSENT (this "AMENDMENT"), dated as of February 15, 1999, is made by and among The Peregrine Real Estate Trust, formerly known as Commonwealth Equity Trust and d.b.a. WinShip Properties (the "COMPANY"); each of the noteholders party to the Senior Credit Agreement (as defined below) (individually, a "NOTEHOLDER" and, collectively, the "NOTEHOLDERS"); and The Prudential Insurance Company of America, as Agent for the Noteholders (in such capacity, together with its successors in such capacity, the "AGENT").

                                R E C I T A L S

              WHEREAS, the Company, the Agent and the Noteholders are parties to the Second Amended and Restated Note Agreement dated as of September 27, 1994 (as amended by that certain First Amendment dated as of February 16, 1995, Second Amendment dated as of December 4, 1997, Third Amendment dated as of May 1, 1998 and Fourth Amendment dated as of June 30, 1998, the "SENIOR CREDIT AGREEMENT");

              WHEREAS, the Company and Fleet Capital Corporation ("FLEET") are parties to the Loan and Security Agreement dated as of December 4, 1997 which constitutes the current "New Credit Line" under the Senior Credit Agreement (the "FLEET FACILITY");

              WHEREAS, concurrently herewith the Company is entering into a new $44,000,000 credit facility with Fremont Investment & Loan (the "FREMONT CREDIT FACILITY") and applying a portion of the borrowings under such facility to payment in full of all amounts outstanding under the Fleet Facility and to a portion of the principal amount outstanding under the Senior Credit Agreement, as described more fully herein;

              WHEREAS, the Company has requested that the Agent and the Noteholders release all of their right, title, claim and interest in and to any and all Collateral as set forth in the Senior Credit Agreement and the other Documents, and that the Senior Credit Agreement be amended to provide that (i) the Net Cash Proceeds from the refinancing of existing debt or sale of certain property of the Company will not be applied to mandatorily prepay the Notes until such time as an aggregate of $10.0 million of such Net Cash Proceeds has been applied to the Fremont Credit Facility, which amounts so applied may be reborrowed under the Fremont Credit Facility, and (ii) that interest payments on the Notes will be made in kind by the Company if the Company does not achieve positive Net Cash Flow (as hereinafter defined) in applicable periods;

              WHEREAS, concurrently herewith the Agent has executed and delivered to the Company termination agreements with respect to all documents granting the Agent and Noteholders a security interest in any property of the Company and reconveyance agreements with respect to the various deeds of trust and other security agreements and financing statements evidencing the liens in favor of the Agent and Noteholders on the Company's property to release such liens; and

              WHEREAS, in consideration for the Agent's and the Noteholders' agreement to the foregoing, concurrently herewith the Company has made an optional pre-payment to the Noteholders in the aggregate amount of $10,000,000 to be applied to the Notes pursuant to the terms set forth in
SECTION 2.7 of the Senior Credit Agreement.

              NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Agent and the Noteholders agree as follows:

              1. DEFINED TERMS. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Senior Credit Agreement.

              2. WAIVER, CONSENT AND RELEASE OF COLLATERAL. The Agent and the Noteholders hereby release and terminate any and all of their right, title, claim and interest in and to any and all Collateral securing the Notes and consent to the execution and delivery by the Company of the Fremont Credit Facility and the terms thereof, including without limitation the provisions of SECTION 7.12 thereof (provided, however, that such consent is not a waiver by the Agent and the Noteholders of their right to make demand for payment in full of the Obligations on the Maturity Date, exercise any of their rights and remedies with respect thereto, or receive payment of the obligations on the Maturity Date) and the grant of security interests, making of liens and incurrence of indebtedness by the Company pursuant to the terms of the Fremont Credit Facility.

              3.     AMENDMENT TO ARTICLE I OF THE SENIOR CREDIT AGREEMENT.

              (a) Article I of the Senior Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:

                     "Fremont Credit Facility" means the $44,000,000 credit
              facility provided to the Company by Fremont Investment & Loan pursuant to the Loan and Security Agreement dated as of February 15, 1999.

                     "Mandatory Prepayments" shall have the meaning set forth in
              SECTION 2.4(b)(i).

                     "Net Cash Flow" means, for any three (3) consecutive month period, all actual revenues received by Company from the operation of the Projects on a gross basis less the actual expenses incurred by Company in the ordinary course of business and approved by the Lender (as defined in the Fremont Credit Facility), connection with the operation of the Projects, including, without limitation, interest payments on the New Credit Facility, other debt (excluding the Notes) and adequate reserves for future payments for each Project acceptable to the Lender (as defined in the Fremont Credit Facility).

                     "Notes Receivable" means all of Company's interest in any
              notes, instruments, and documents and all receivables and rights to payment evidenced thereby, together with all leases, master leases, trust deeds, mortgages, rent assignments, guarantees and contingent obligations to which Company may look for payment therefor, and other collateral or security for any of the foregoing.

                     "Project" and "Projects" shall have the meanings ascribed
              thereto in the Loan and Security Agreement dated as of February 15, 1999, by and between Company and Fremont Investment & Loan, as in effect on the date hereof.

                     "Property" means any and all real or personal property now owned or hereafter acquired by the Company.

                     "Property Sales" shall have the meaning set forth in
              SECTION 2.4(b)(i).

                     "Senior Permitted Liens" shall mean any Lien securing the
              New Credit Line and the Senior Mortgage Liens."

              (b) SECTION 1.56 of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

                     "1.56  "Net Cash Proceeds" means, (a) with respect to
              the sale or refinancing of any asset, all cash payable to Company as a result of such sale or refinancing after payment of (i) all reasonable and customary closing costs not payable to Company or any Affiliate or insider of Company, including, brokerage commissions, appraisal fees, recording fees, attorneys' fees, title insurance premiums, inspection report charges, prepayment penalties payable to senior lienholders, escrow credits in favor of the purchaser or financier, customary prorations, transfer taxes, escrow fees, points and other loan fees, (ii) amounts required to be paid pursuant to the terms of any indebtedness secured by Senior Permitted Liens on such asset, (iii) Allowed Secured Real Property Tax Claims on such asset, (iv) permitted deposits into the Tax Reserve Account, (v) any and all fees incurred by Agent, Collateral Agent and Noteholders in connection with such sale or refinancing and (vi) in connection with a refinancing, any and all hard and soft costs of the construction of improvements located on the real property securing such refinancing indebtedness which improvements are financed by such refinancing indebtedness, and (b) with respect to the grant by Company of an option to purchase real property at the time such funds are not refundable by CET, all cash payable to Company as a result of such grant after payment of all reasonable and customary closing costs not payable to Company or any Affiliate or insider of Company."

              (c) SECTION 1.60 of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

              "1.60 "New Credit Line" means the line of credit provided to the Company pursuant to the Loan and Security Agreement dated as of February 15, 1999 between the Company and Fremont Investment & Loan, as the same may be amended, modified, renewed, refunded, replaced or refinanced from time to time, in whole or in part, so long as none of the foregoing results in an increase in the Loan Amount (as defined in the Fremont Credit Facility)."

              4. AMENDMENT TO SECTION 2.3(b) OF THE SENIOR CREDIT AGREEMENT. SECTION 2.3(b) of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

                     "(b)   Payment of Interest; Interest Deferral Notes.
              Interest on the Notes is payable quarterly commencing October 1, 1994. Interest shall be computed on the basis of a 360 day year/actual days elapsed. If (i) Company does not achieve positive Net Cash Flow for the most recent three month consecutive period of the Company for which financial statements are available preceding the applicable interest payment date or (ii) the Company is otherwise prohibited from making an interest payment on the Notes pursuant to the provisions of SECTION 7.12 of the New Credit Line as in effect on the date hereof, Company shall, in lieu of paying interest on the Notes in cash, execute and deliver to each Noteholder on or before any interest payment date, one or more promissory notes in the form of the promissory note attached hereto as EXHIBIT C (each of which shall be an "Interest Deferral Note") in a principal amount equal to the sum of interest due to such Noteholder on such interest payment date and maturing on the Maturity Date. Each Interest Deferral Note shall bear interest at a rate of 8.5% per annum and, on overdue payments, at the Default Rate as provided in SECTION 2.3(d). If, upon occurrence of the events set forth in this SECTION 2.3(b), Company delivers Interest Deferral Notes to any Noteholder, Company shall deliver Interest Deferral Notes to all Noteholders and shall not pay cash interest to any Noteholder."

              5. AMENDMENT TO SECTION 2.4(b) OF THE SENIOR CREDIT AGREEMENT. SECTION 2.4(b) of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

                     "2.4(b)     MANDATORY PREPAYMENTS.

                                 (i)    Except as provided in SECTION
              2.4(b)(ii) or SECTION 2.4(b)(iii) on the Release Dates (as defined below), Company shall pay to the Noteholders on a pro rata basis (i) eighty percent (80%) of the Net Cash Proceeds of
              (A) any sale of Property under and as permitted by SECTION 6.6,
              (B) any grant of an option to purchase Property under and as permitted by SECTION 6.7, (C) any Refinancing Indebtedness incurred under and as permitted by SECTION 6.8, (D) any new financing or refinancing secured by a lien on the Property (other than the

              New Credit Line), and (E) any principal payment or prepayment on account of any Note Receivable (such sales, the "PROPERTY SALES" and, such payments, the "MANDATORY PREPAYMENTS"); provided, that Company shall retain a portion of Net Cash Proceeds sufficient, in Company's reasonable business judgment, to satisfy any federal, state, or local tax liability of Company arising from any such asset disposition. Any excess of such retained funds remaining after payment of all such tax liabilities shall be deemed Net Cash Proceeds, eighty percent (80%) of which shall be paid to Noteholders as provided herein. The payments required by this SECTION 2.4(b) shall be made on the following dates (the "RELEASE DATES"): (i) those dates on which the aggregate Net Cash Proceeds that have been received from the transactions or events described in this SECTION 2.4(b) and have not been paid to Agent in accordance with this
              SECTION 2.4(b) exceeds $100,000, and (ii) those dates 30 days after the end of each fiscal quarter, if any Net Cash Proceeds have been received during such fiscal quarter and have not been paid to Agent in accordance with this SECTION 2.4(b). Prior to the Release Dates, Company may retain such Net Cash Proceeds but may not withdraw or otherwise use such proceeds for any purpose other than prepayments in accordance with this SECTION 2.4(b).

                            (ii) Notwithstanding the requirements of SECTION 2.4(b)(i), Company shall not be required to make any Mandatory Prepayment to Agent on behalf of Noteholders from the first $10,000,000 of Net Cash Proceeds from any sale or refinancing of any asset, so long as such Net Cash Proceeds are applied to repay and reduce amounts outstanding under the New Credit Line which amounts once applied may be reborrowed in accordance with the terms of the New Credit Line. Following such application of the first $10,000,000 of Net Cash Proceeds from property sales, Net Cash Proceeds shall be distributed as set forth in SECTION 2.4(b)(i).

                            (iii) Notwithstanding the requirements of SECTION 2.4(b)(i), the Company shall not be required to make any Mandatory Prepayment to Agent on behalf of the Noteholders if on the applicable Release Date the Company is prohibited from making such payment pursuant to the provisions of SECTION 7.12 of the New Credit Line as in effect on the date hereof, provided that the Company shall be required to make such payment promptly at such time as such payment is permitted pursuant to SECTION 7.12 of the New Credit Line as in effect on the date hereof."

              6. AMENDMENT TO SECTION 2.4(d) OF THE SENIOR CREDIT AGREEMENT. SECTION 2.4(d) of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

                     "(d)   Payment Obligations Not Excused.  Company's use of
              Net Cash Proceeds from the sale or refinancing of any Property or Note Receivable shall not excuse, defer or delay Company's obligations to make any payments required under this Agreement, the Notes or the other Documents."

              7. DELETION OF CERTAIN SECTIONS OF THE SENIOR CREDIT AGREEMENT. Each of SECTIONS 2.8, 2.9, 2.10, 5.13, 7.1(o), 7.1(p), 7.1(q) AND
8.3(b)(v) of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

       "Reserved."

              8.     AMENDMENT TO SECTION 5.12 OF THE SENIOR CREDIT AGREEMENT.
SECTION 5.12 of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

                     "Leases. Company shall comply in all material respects with all of its obligations under all leases existing on the Effective Date of Plan or thereafter entered into by it with respect to real property. Company shall provide Agent and Noteholders with a copy of each notice of default or termination received by Company under any lease which represents more than 20% of the net rentable square footage of any real property with respect to which Company is the lessor, immediately upon receiving any such notice, and deliver to Agent and Noteholders a copy of each notice of default or termination sent by Company under any lease simultaneously with its delivery of such notice under such lease, and shall notify Agent, not later than thirty (30) days prior to the date of the expiration of the term of any lease, of Company's intention either to renew or not renew any such lease, and, if Company shall intend to renew such lease, the terms and conditions of renewal of any such lease. Upon Agent's or any Noteholder's request, Company shall use its best efforts to obtain and deliver to Agent for the benefit of Noteholders, an estoppel certificate, in form and substance satisfactory to Noteholders, executed by such tenants as Noteholders may specify, certifying, among other things, that Company is not in default under such lease, the amount of rent payable under such lease, the term of such lease, and disclose any extra-contractual rent adjustments or discounts, and any purchase, extension or termination options."

              9. AMENDMENT TO ADD SECTION 5.14 TO THE SENIOR CREDIT AGREEMENT. A new SECTION 5.14 is hereby added to the Senior Credit Agreement, which section shall read as follows:

                     "Section 5.14  NOTICES AND ACTIONS REGARDING FREMONT CREDIT
              FACILITY. Company shall promptly provide the Noteholders with notice of the occurrence of any Potential Default or Event of Default under the Fremont Credit Facility (as each such term is defined in the Fremont Credit Facility. In addition, in seeking any waiver of any such Event of Default under the Fremont Credit Facility, Company shall use reasonable efforts to obtain a waiver of the provisions of Section 7.12 of the Fremont Credit Facility with respect to such Event of Default."

              10. AMENDMENT TO SECTION 6.4(b) OF THE SENIOR CREDIT AGREEMENT. SECTION 6.4(b) of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

                     "(b)   Company has paid in cash the entire principal amount
              of all Interest Deferral Notes delivered to Noteholders and all accrued interest thereon; and"

              11. AMENDMENT TO SECTION 6.5(f) OF THE SENIOR CREDIT AGREEMENT. SECTION 6.5(f) of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

                     "(f) Indebtedness incurred under the New Credit Line,"

              12. AMENDMENT TO SECTIONS 6.6 AND 6.7 OF THE SENIOR CREDIT AGREEMENT. SECTIONS 6.6 and 6.7 of the Senior Credit Agreement are hereby amended to read in their entirety as follows:

                     "6.6   SALES OF PROPERTY.  So long as no Event of Default
              has occurred and is continuing, Company may sell Property, provided:

              (a) Eighty percent (80%) of all Net Cash Proceeds from any sale of Property is paid to Noteholders pursuant to SECTION 2.4(b); and

              (b) Without limiting SECTION 6.6(a), with respect to sales of any asset, whether or not it is Property, in which Company provides seller financing, (i) the assets or Property are sold to a financially responsible purchaser (as determined by Board of Directors of Company in accordance with commercially reasonable standards), (ii) the note, security documents and other collateral are in form and substance satisfactory to Noteholders and (iii) such sale is for a purchase price no less than the fair market value of such Property as determined by an independent appraisal satisfactory to Board of Directors of Company or such other method satisfactory to Noteholders.

                     6.7 PURCHASE OPTIONS. So long as no Event of Default has occurred and is continuing, Company may grant options to purchase Company's real property, provided eighty percent (80%) of all Net Cash Proceeds from any grant of an option to purchase real property that is Property is paid to Noteholders pursuant to
              SECTION 2.4."

              13.    AMENDMENT TO SECTION 7.3 OF THE SENIOR CREDIT AGREEMENT.
SECTION 7.3 of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

              "7.3   OTHER REMEDIES.  Upon the occurrence of any Event of
              Default in addition to the remedies listed in SECTION 7.1 upon the earlier of a Notice of Acceleration or acceleration of the
              Obligations: (a) Agent and/or Noteholders may file an action against Company in any court having jurisdiction, in their own names or in the name of Agent and Noteholders; and/or (b) Agent and Noteholders shall have all rights, powers and remedies available under each of the Documents and applicable law, including, exercising any or all of the rights of a beneficiary pursuant to applicable law. All rights, powers and remedies of Agent or Noteholders in connection with each of the Documents may be exercised at any time or from time to time, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity."

              14. AMENDMENT TO SECTION 8.3(b)(vi) OF THE SENIOR CREDIT AGREEMENT. SECTION 8.3(b)(vi) of the Senior Credit Agreement is hereby amended to read in its entirety as follows:

              " (vi) Upon the request of Majority Noteholders after the occurrence of an Event of Default, Agent shall exercise other remedies under the Documents, including commencement of or actions in court proceedings."

              15. FORM OF INTEREST DEFERRAL NOTE. The Form of Interest Deferral Note attached to the Senior Credit Agreement as Exhibit C shall be amended to read in its entirety as set forth in Annex A attached hereto.

              16. REPRESENTATIONS AND WARRANTIES. Each of the parties hereto represents and warrants that (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on behalf of such party and (b) this Amendment constitutes the legal, valid and binding obligation of such party. The Company represents and warrants to the Agent and the Noteholders that prior to and after giving effect to this Amendment, no Default or Event of Default has or shall have occurred and be continuing.

              17.    EFFECT OF AMENDMENT.   The Senior Credit Agreement is
modified only by the express provisions of this Amendment, and shall otherwise remain in full force and effect and is hereby ratified and confirmed by the Company in all respects.

              18. WAIVER OF SHAREHOLDER AND TRUSTEE LIABILITY. This Amendment is made by the undersigned, not individually, but in his capacity as Chief Executive Officer of the Company and Trustee under that certain Restated Declaration of Trust of the Company, and is hereby made a part hereof, and is enforceable only against, and is payable out of, the Company property held thereunder, and any and all personal liability of the Trustees, their duly authorized agents, and the shareholders of the Company is expressly waived.

              19. ENTIRE AGREEMENT. This Amendment constitutes the complete agreement of the parties with respect to the subject matters referred to in this Amendment and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations of every nature whatsoever with respect to such subject matters, all of which become merged and finally integrated into this Amendment.

              20. ADDITIONAL ASSURANCES. The parties agree that they shall take such actions and execute and deliver such documents as are reasonably required to effectuate the purposes of this Amendment, including, without limitation, executing and delivering such reconveyance and termination documentation as is required to release any and all liens securing the obligations under the Senior Credit Agreement.

              21. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties to this Amendment and their respective successors and permitted assigns.

              22. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA

AND OF ANY CALIFORNIA STATE COURT SITTING IN LOS ANGELES, CALIFORNIA, FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT. EACH OF THE PARTIES TO THIS AMENDMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

              23. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

              24. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                   COMPANY
                                   --------

                                   THE PEREGRINE REAL ESTATE TRUST,
                                   (aka Commonwealth Equity Trust, and d.b.a.
                                   WinShip Properties)


                                   By:       /s/  Larry P. Knorr
                                        -------------------------------------
                                        Name:  Larry P. Knorr
                                        Title:  CAO


                                   AGENT
                                   -----

                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,


                                   By:       /s/ Joseph Y. Alouf
                                        -------------------------------------
                                        Name:  Joseph Y. Alouf
                                        Title:  Vice President


                                   NOTEHOLDERS
                                   -----------

                                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                                   By:       /s/  Joseph Y. Alouf
                                        ------------------------------------
                                        Name:  Joseph Y. Alouf
                                        Title: Vice President


                                   GATEWAY RECOVERY TRUST


                                   By:  The Prudential Insurance Company of
                                        America, Asset Manager


                                   By:    /s/  Joseph Y. Alouf
                                        -------------------------------------
                                        Name:  Joseph Y. Alouf
                                        Title:  Vice President

                                   WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST

                                   By:  TCW Special Credits,
                                        Its Investment Manager

                                        By:  TCW Asset Management Company,
                                             Its Managing General Partner


                                        By:    /s/ Richard Masson
                                            ----------------------------------
                                            Name:  Richard Masson
                                            Title: Authorized Signatory


                                        By:   /s/ Kenneth Liang
                                            ---------------------------------
                                            Name: Kenneth Liang
                                            Title: Authorized Signatory


                                   TCW SPECIAL CREDITS FUND IV

                                   By:  TCW Special Credits,
                                        Its General Partner

                                        By:  TCW Asset Management Company,
                                             its Managing General Partner


                                        By:   /s/ Richard Masson
                                            ---------------------------------
                                             Name:  Richard Masson
                                             Title:  Authorized Signatory


                                        By:   /s/ Kenneth Liang
                                            ---------------------------------
                                             Name:  Kenneth Liang
                                             Title:  Authorized Signatory

                                   TCW SPECIAL CREDITS PLUS FUND

                                   By:  TCW Special Credits,
                                        Its General Partner

                                        By:  TCW Asset Management Company, its
                                             Managing General Partner



                                             By:   /s/ Richard Masson
                                                 ------------------------------
                                                 Name:  Richard Masson
                                                 Title:  Authorized Signatory


                                             By:   /s/ Kenneth Liang
                                                 ------------------------------
                                                 Name:  Kenneth Liang
                                                 Title:  Authorized Signatory


                                   TCW SPECIAL CREDITS TRUST IV

                                   By:  Trust Company of the West, Trustee


                                        By:   /s/ Richard Masson
                                            -----------------------------------
                                            Name:  Richard Masson
                                            Title:  Authorized Signatory


                                        By:   /s/ Kenneth Liang
                                            -----------------------------------
                                            Name:  Kenneth Liang
                                            Title:  Authorized Signatory


                                   TCW SPECIAL CREDITS TRUST IVA

                                   By:  Trust Company of the West, Trustee


                                        By:   /s/  Richard Masson
                                            -----------------------------------
                                            Name:  Richard Masson
                                            Title:  Authorized Signatory


                                        By:   /s/ Kenneth Liang
                                            -----------------------------------
                                            Name:  Kenneth Liang
                                            Title:  Authorized Signatory

                                   OCM REAL ESTATE OPPORTUNITIES FUND A, L.P.

                                   By:  Oaktree Capital Management, LLC,
                                        Its General Partner


                                        By:   /s/ Richard Masson
                                            ------------------------------------
                                            Name:  Richard Masson
                                            Title:  Principal


                                        By:   /s/ Kenneth Liang
                                            ------------------------------------
                                            Name:  Kenneth Liang
                                            Title: Managing Director & General
                                                   Counsel


                                   OCM REAL ESTATE OPPORTUNITIES FUND B, L.P.

                                   By:  Oaktree Capital Management, LLC,
                                        Its General Partner


                                        By:   /s/ Richard Masson
                                            ------------------------------------
                                            Name:  Richard Masson
                                            Title:  Principal


                                        By:   /s/ Kenneth Liang
                                            ------------------------------------
                                            Name:  Kenneth Liang
                                            Title:  Managing Director & General
                                                    Counsel


                                   WEYERHAEUSER REAL ESTATE OPPORTUNITIES
                                   SEPARATE ACCOUNT

                                   By:  Oaktree Capital Management, LLC,
                                        Its Investment Manager


                                        By:   /s/ Richard Masson
                                            ------------------------------------
                                            Name:  Richard Masson
                                            Title:  Principal


                                        By:   /s/ Kenneth Liang
                                            ------------------------------------
                                            Name:  Kenneth Liang
                                            Title: Managing Director & General
                                                   Counsel

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

                                                  Item No. _____________________


                                                                         ANNEX A

                                   [FORM OF]
                             INTEREST DEFERRAL NOTE

$__________________________                               Sacramento, California
                                                   Dated as of __________, 19___

              FOR VALUE RECEIVED, the undersigned, The Peregrine Real Estate Trust, formerly known as Commonwealth Equity Trust and d.b.a. WinShip Properties, a California Real Estate Investment Trust ("Maker"), promises to pay to the order of_________________or its successors and assigns ("Holder") at its offices at____________________, or at such other place as the Holder hereof may designate, the principal sum of _________________ DOLLARS ($ _____________), in lawful money of the United States of America and in immediately available funds, with interest thereon prior to default at the rate of eight and one-half percent (8.5%) per annum (computed on the basis of a 360 day year, actual days elapsed).

              For the period commencing on the date hereof and ending on the Maturity Date (the "PIK Period"), interest accruing hereunder shall be paid quarterly, in arrears, on the last day of each calendar quarter (the "Payment Date"). Unless an Event of Default has occurred and is continuing during the PIK Period, if (i) Maker does not achieve positive Net Cash Flow for the Maker's most recent fiscal quarter for which financial statements are available preceding the applicable interest Payment Date or (ii) Maker is otherwise prohibited from making an interest payment on this Interest Deferral Note (this "Note") pursuant to the provisions of SECTION 7.12 of the New Credit Line as in effect on March __, 1999, Maker shall, in lieu of paying interest accrued hereunder in cash, execute and deliver to Holder, on or before such Payment Date, an Interest Deferral Note in the principal amount equal to the sum of the interest and other monies then due and payable to Holder on such Payment Date and maturing on the Maturity Date (as defined hereinafter).

              Notwithstanding any provision contained herein or any other agreement between Maker and Holder to the contrary, the entire balance due hereunder, including principal, accrued interest, and any other sums owing hereunder, shall be due and payable, in full on the earlier of the following dates (the "Maturity Date"): (a) October 1, 2000 and (b) the first Payment Date following a fiscal quarter of Maker in which Maker would have achieved positive Net Cash Flow after giving pro forma effect to the payment of this Note and on which Maker is not otherwise prohibited from making such payment pursuant to the provisions of SECTION 7.12 of the New

                                                  Item No. _____________________

Credit Line as in effect on March __, 1999. Payments of principal made by Maker to Holder on account of this Note may not be reborrowed.

              This Note may be prepaid, in whole or in part, as provided in that certain Second Amended and Restated Note Agreement, as amended (the
"Note Agreement"). Any prepayment shall be applied against principal and interest installments hereunder in the manner set forth in the Note Agreement.

              Maker, for itself and its legal representatives, successors and assigns, and all endorsers, guarantors, or any others who may at any time become liable for payment hereunder, hereby waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, presentment for the purposes of accelerating maturity, and diligence in collection.

              Maker agrees to pay all fees and costs of expenses incurred by or on behalf of the Holder hereof in the collection or enforcement of this Note as provided in SECTION 8.2 of the Note Agreement.

              This Note is made pursuant to and in connection with the Note Agreement, and is subject to all of the terms thereof. All capitalized terms that are not defined herein shall have the meanings as set forth in the Note Agreement.

              Maker's failure to make timely payment of any installment of principal or other sums due hereunder, or the occurrence of any Event of Default under the Note Agreement shall constitute a default under this Note. Upon the occurrence of a default hereunder, regardless of the cause therefor, Holder may immediately declare the entire balance of this Note to be immediately due and payable and exercise any and all of the rights and remedies available under the Note Agreement and applicable law. From and after the occurrence of a Default hereunder or an Event of Default under the Note Agreement, the unpaid principal balance hereunder shall, at Holder's option, bear interest at the Default Rate specified in the Note Agreement. Any installment or principal or interest that is not paid when due hereunder shall be added to the principal balance hereof and shall thereafter bear interest, at Holder's option, at the Default Rate until paid.

              In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected by Holder or any holder hereof exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by applicable law and Holder shall apply all interest paid in excess of the maximum lawful rate to the principal balance of this Note. It is the intent of the parties hereto that Maker not pay or contract to pay, and that Holder not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by Maker to Holder under applicable law.

              This Note shall be governed by and construed in accordance with the laws of the State of California, except to the extent Holder has greater rights or remedies under federal law,

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

                                                  Item No. _____________________

in which case such choice of California law shall not be deemed to deprive Holder of such rights and remedies as may be available under federal law.

              If any provision of this Note or the application hereof to any person or circumstance shall, for any reason or to any extent, be invalid or unenforceable, neither the remainder of this Note nor the application of such provision to any other person or circumstance shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law, except that if such provision relates to the payment of any monetary sum, then Holder may, at its option, declare the entire indebtedness evidenced hereby immediately due and payable.

              IN WITNESS WHEREOF, the undersigned Maker has executed this Note as of the day and year set forth on the first page hereof.

                                       THE PEREGRINE REAL ESTATE TRUST,
                                       Formerly known as Commonwealth Equity
                                       Trust and d.b.a. WinShip Properties, a
                                       California Real Estate Investment Trust


                                       By: ____________________________________
                                           Its:


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